EXHIBIT 99.4

BLUE EARTH, INC.
Pro forma Consolidated Balance Sheet
June 30, 2013

			Global
	Blue Earth, Inc.	IPS	Renewable				Adjusted
	and	Power	Energy	Combined	Pro Forma		Pro Forma
	Subsidiaries	Engineering, Inc.	Group, Inc.	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$3,813,318	$2,733	$221	$3,816,272	$-		$3,816,272
Accounts receivable, net	2,099,398	2,500	-	2,101,898	-		2,101,898
Inventory	241,879	-	-	241,879	-		241,879
Construction in progress	2,315,730			2,315,730	-		2,315,730
Costs in excess of billings	2,400,407	-	-	2,400,407	-		2,400,407
Other current assets	535,235	-	-	535,235	-		535,235
Total Current Assets	11,405,967	5,233	221	11,411,421	-		11,411,421
PROPERTY AND EQUIPMENT, net	829,849	3,725	-	833,574	-		833,574
OTHER ASSETS
Deposits	57,408	665	-	58,073	-		58,073
Construction in progress					44,498,698	[3,4]	44,498,698
Contracts and franchise, net	7,090,939	-	-	7,090,939	-		7,090,939
Total Other Assets	7,148,347	665	-	7,149,012	44,498,698		51,647,710
TOTAL ASSETS	$19,384,163	$9,623	$221	$19,394,007	$44,498,698		$63,892,705
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$927,214	$17,118	$-	$944,332	$-		$944,332
Billings in excess of revenues	544,002	-	-	544,002	-		544,002
Loans and notes payable	25,795	-	-	25,795	-		25,795
Related party payables	1,564,125	6,424	-	1,570,549	-		1,570,549
Other current liabilities	1,396,695	-	-	1,396,695	-		1,396,695
Total Current Liabilities	4,457,831	23,542	-	4,481,373	-		4,481,373
TOTAL LIABILITIES	4,457,831	23,542	-	4,481,373	-		4,481,373
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	1,236	-	-	1,236	-		1,236
Common stock	25,339	1,090,375	4,000	1,119,714	(1,090,375)	[1]	40,839
					(4,000)	[2]	-
					15,500	[3]	-
Additional paid-in capital	56,852,907	-	12,928	56,865,835	1,090,375	[1]	101,322,407
					4,000	[2]	-
	-	-	-	-	44,469,500	[3]	-
					(1,107,303)	[4]
Stock subscription receivable	(11,300)	-	-	(11,300)	-		(11,300)
Retained earnings (deficit)	(41,941,850)	(1,104,294)	(16,707)	(43,062,851)	1,104,294	[4]	(41,941,850)
					16,707	[4]
Total Stockholders' Equity (Deficit)	14,926,332	(13,919)	221	14,912,634	44,498,698		59,411,332
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$19,384,163	$9,623	$221	$19,394,007	$44,498,698		$63,892,705

BLUE EARTH, INC.
Pro forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2013

			Global				Pro-Forma
	Blue Earth, Inc.	IPS	Renewable				Adjusted
	and	Power	Energy	Combined	Pro Forma		Combined
	Subsidiaries	Engineering, Inc.	Group, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$6,078,040	$2,500	$-	$6,080,540	$-		$6,080,540
COST OF SALES	4,276,804	-	-	4,276,804	-		4,276,804

GROSS PROFIT	1,801,236	2,500	-	1,803,736	-		1,803,736

OPERATING EXPENSES

General and administrative	8,159,395	400,000	16,707	8,576,102	-		8,576,102
Depreciation and amortization expense	1,198,682	5,194	-	1,203,876	-		1,203,876

Total Costs and Expenses	9,358,077	405,194	16,707	9,779,978	-		9,779,978

OPERATING LOSS	(7,556,841)	(402,694)	(16,707)	(7,976,242)	-		(7,976,242)

OTHER INCOME (EXPENSE)

Gain on derivative valuation	-	-	-	-	-		-
Other income	637,097	-	-	637,097	-		637,097
Other expense	(297,816)	-	-	(297,816)	-		(297,816)

Total Other Income (Expense)	339,281	-	-	339,281	-		339,281

LOSS BEFORE INCOME TAXES	(7,217,560)	(402,694)	(16,707)	(7,636,961)	-		(7,636,961)
PROVISION FOR INCOME TAXES	-	-	-	-	-		-

NET LOSS	(7,217,560)	(402,694)	(16,707)	(7,636,961)	-		(7,636,961)

PREFERRED DIVIDENDS	(658,341)	-	-	(658,341)	-		(658,341)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(7,875,901)	$(402,694)	$(16,707)	$(8,295,302)	$-		$(8,295,302)

BLUE EARTH, INC.
Pro forma Consolidated Balance Sheet
December 31, 2012
			Global
		IPS	Renewable				Adjusted
	Blue	Power	Energy	Combined	Pro Forma		Pro Forma
	Earth, Inc.	Engineering, Inc.	Group, Inc.	Totals	Adjustments	REF	Totals
ASSETS
CURRENT ASSETS
Cash	$659,009	$-	$-	$659,009	$-		$659,009
Accounts receivable, net	1,749,827	23,625	-	1,773,452	-		1,773,452
Costs in excess of billings	1,724,543	-	-	1,724,543	-		1,724,543
Inventory	221,548	-	-	221,548	-		221,548
Construction in progress	706,043			706,043	-		706,043
Other current assets	921,917	-	-	921,917	-		921,917
Total Current Assets	5,982,887	23,625	-	6,006,512	-		6,006,512
PROPERTY AND EQUIPMENT, net	661,156	-	-	661,156	-		661,156
OTHER ASSETS
Deposits	52,408	665	-	53,073	-		53,073
Construction in progress					44,491,225	[3,4]	44,491,225
Contracts and franchise, net	8,250,495	-	-	8,250,495			8,250,495
Total Other Assets	8,302,903	665	-	8,303,568	44,491,225		52,794,793
TOTAL ASSETS	$14,946,946	$24,290	$-	$14,971,236	$44,491,225		$59,462,461
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,088,459	$30,515	$-	$2,118,974	$-		$2,118,974
Billings in excess of revenues	674,971	-	-	674,971	-		674,971
Loans and notes payable	503,386	-	-	503,386	-		503,386
Related party payables	1,976,995	-	-	1,976,995	-		1,976,995
Other current liabilities	1,415,393	-	-	1,415,393	-		1,415,393
Total Current Liabilities	6,659,204	30,515	-	6,689,719	-		6,689,719
TOTAL LIABILITIES	6,659,204	30,515	-	6,689,719	-		6,689,719
STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	510	-	-	510	-		510
Common stock	20,883	695,375	-	716,258	(695,375)	[1]	36,383
					-	[2]	-
					15,500	[3]
Additional paid-in capital	42,332,298	-	-	42,332,298	695,375	[1]	86,801,798
					-	[2]
	-	-	-	-	44,469,500	[3]
					(695,375)	[4]
Retained earnings (deficit)	(34,065,949)	(701,600)	-	(34,767,549)	701,600	[4]	(34,065,949)
Total Stockholders' Equity (Deficit)	8,287,742	(6,225)	-	8,281,517	44,491,225		52,772,742
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$14,946,946	$24,290	$-	$14,971,236	$44,491,225		$59,462,461

BLUE EARTH, INC.
Pro forma Consolidated Statements of Operations
For the Year Ended December 31, 2012

			Global				Pro-Forma
		IPS	Renewable				Adjusted
	Blue	Power	Energy	Combined	Pro Forma		Combined
	Earth, Inc.	Engineering Inc.	Group, Inc.	Totals	Adjustments	REF	Totals
REVENUES	$9,966,073	$23,625	$-	$9,989,698	$-		$9,989,698
COST OF SALES	6,383,645	-	-	6,383,645	-		6,383,645

GROSS PROFIT	3,582,428	23,625	-	3,606,053	-		3,606,053

OPERATING EXPENSES

General and administrative	12,311,157	627,430	-	12,938,587	-		12,938,587
Depreciation and amortization expense	2,541,961	-	-	2,541,961	-		2,541,961

Total Costs and Expenses	14,853,118	627,430	-	15,480,548	-		15,480,548

OPERATING LOSS	(11,270,690)	(603,805)	-	(11,874,495)	-		(11,874,495)

OTHER INCOME (EXPENSE)

Gain on derivative valuation	2,037,325	-	-	2,037,325	-		2,037,325
Other income	1	-	-	1	-		1
Other expense	(373,770)	-	-	(373,770)	-		(373,770)

Total Other Income (Expense)	1,663,556	-	-	1,663,556	-		1,663,556

LOSS BEFORE INCOME TAXES	(9,607,134)	(603,805)	-	(10,210,939)	-		(10,210,939)
PROVISION FOR INCOME TAXES	-	-	-	-	-		-

NET LOSS	(9,607,134)	(603,805)	-	(10,210,939)	-		(10,210,939)

PREFERRED DIVIDENDS	(545,020)	-	-	(545,020)	-		(545,020)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(10,152,154)	$(603,805)	$-	$(10,755,959)	$-		$(10,755,959)

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective July 15, 2013, IPS Acquisition Corp., “IPS”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. wherein IPS purchased all of the issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. for  15,500,000  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.87 per share, or $44,485,000.  Blue Earth, Inc. also issued 50,000 shares of its common stock as a finder’s fee valued $1.18 which are included in the outstanding shares at June 30, 2013.

Immediately after the transaction, IPS ceased to exist and IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. became the surviving corporations, wholly owned subsidiaries of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 15,500,000 shares of Blue Earth, Inc. common stock to shareholders of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. in exchange for all issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc..  This entry also reflects the elimination of equity balances, including the common stock of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc., retained earnings of both entities and the allocation of excess purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to construction in progress on the project contracts held by IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. The cost of assets acquired will be capitalized and allocated to the several projects to be constructed rather than amortized.

The calculation of the $44,498,698 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.	15,500,000	$2.87	$44,485,000

Total Purchase Price			44,485,000
Tangible Assets Acquired			(9,844)
Total Liabilities Assumed			23,542
Cost of Construction in Progress			$44,498,698

The pro forma, consolidated balance sheets and statements of operations of Blue Earth, Inc. and IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. are presented here as of June 30, 2013 and December 31, 2012.